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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our report dated October 11, 1996, included in this Form 10-K of International Home Foods, Inc. (the Company) for the year ended December 31, 1997, into the Company's previously filed Registration Statement File No. 333-43297.


Arthur Andersen LLP
New York, New York
March 30, 1998